EXHIBIT 99.1
                                                                    ------------













                                    SWK, INC.
                                    ---------

                              FINANCIAL STATEMENTS
                              --------------------

                        DECEMBER 31, 2003, 2002 AND 2001
                        --------------------------------

SWK, INC.
---------

DECEMBER 31, 2003, 2002 AND 2001
--------------------------------






CONTENTS
--------

                                                                            PAGE
                                                                            ----


Report of Independent Registered Public Accounting Firm ..................     1

Financial Statements:

         Balance Sheets ..................................................     2

         Statements of Operations ........................................     3

         Statements of Changes in Stockholders' Deficiency................     4

         Statements of Cash Flows.........................................     5

         Notes to Financial Statements....................................  6-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------

To the Stockholders
SWK, Inc.
Livingston, New Jersey

We have audited the accompanying balance sheets of SWK, Inc. as of December 31, 2003, 2002 and 2001, and the related statements of operations, changes in stockholders' deficiency, and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the management of SWK, Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SWK, Inc. as of December 31, 2003, 2002 and 2001, and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses, the Company experiences a deficiency of cash flow from operations, current liabilities exceed current assets, the Company has an accumulated deficit and lacks sufficient liquidity to continue its operations. These matters raise substantial doubt as to the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 3. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


                                                    /s/ Sobel & Co., LLC
                                                    Certified Public Accountants

June 28, 2004
Livingston, New Jersey

SWK, INC.
BALANCE SHEETS
================================================================================

                                                                                       DECEMBER 31,
                                                                      ----------------------------------------------
                                                                          2003             2002             2001
                                                                      ----------------------------------------------
ASSETS
  CURRENT ASSETS:
    Cash and cash equivalents                                         $     37,566     $     81,992     $     14,822
    Trade accounts receivable, net of allowance of $3,450 in 2003          127,326          136,032          104,613
    Other receivables, net of allowance of $30,300 in 2003 and 2002         13,300           20,100           11,000
    Employee loans and exchanges                                               857            3,800               --
    Inventories                                                                 --               --           42,087
    Stockholder loan receivable                                                 --               --            4,357
    Prepaid expenses                                                        12,582           13,235           22,964
                                                                      ----------------------------------------------
      Total Current Assets                                                 191,631          255,159          199,843
                                                                      ----------------------------------------------

  PROPERTY AND EQUIPMENT, Net                                               85,784           80,598           73,238
                                                                      ----------------------------------------------

  OTHER ASSETS:
    Certificate of deposit                                                  19,545           19,243           18,740
    Customer list, net                                                       3,250               --               --
    Miscellaneous other assets                                               4,601            1,412            2,861
                                                                      ----------------------------------------------
      Total Other Assets                                                    27,396           20,655           21,601
                                                                      ----------------------------------------------
                                                                      $    304,811     $    356,412     $    294,682
                                                                      ==============================================

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

  CURRENT LIABILITIES:
    Line of credit payable                                            $    106,882     $    103,794     $    101,783
    Accounts payable and accrued expenses                                  350,153          311,913          158,688
    Settlement payable - current                                           131,250           18,750               --
    Customer deposits                                                       24,459           52,332           74,154
    Capital leases payable - current                                        10,740           11,692           16,946
    Stockholder loan payable                                                    26            1,126               --
    Subtenant security deposit                                               1,000            1,000            1,000
                                                                      ----------------------------------------------
      Total Current Liabilities                                            624,510          500,607          352,571
                                                                      ----------------------------------------------
  LONG-TERM LIABILITIES:
    Settlement payable, net of current portion                                  --          131,250               --
    Capital leases payable, net of current portion                          22,253            8,349            9,996
                                                                      ----------------------------------------------
      Total Long-term Liabilities                                           22,253          139,599            9,996
                                                                      ----------------------------------------------
      Total Liabilities                                                    646,763          640,206          362,567
                                                                      ----------------------------------------------
  COMMITMENTS AND CONTINGENCIES

  STOCKHOLDERS' DEFICIENCY:
    Common stock, no par value, 1,000 shares authorized,
      100 shares issued and outstanding                                        100              100              100
    Additional paid-in capital                                              31,504               --               --
    Accumulated deficit                                                   (373,556)        (283,894)         (67,985)
                                                                      ----------------------------------------------
      Total Stockholders' Deficiency                                      (341,952)        (283,794)         (67,885)
                                                                      ----------------------------------------------
                                                                      $    304,811     $    356,412     $    294,682
                                                                      ==============================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.     2

SWK, INC.
STATEMENTS OF OPERATIONS
================================================================================


                                                                      YEAR ENDED DECEMBER 31,
                                                                   -----------------------------
                                                                       2003             2002
                                                                   -----------------------------
NET SALES                                                          $  2,197,461     $  2,066,883

COST OF GOODS SOLD                                                    1,289,260        1,188,210
                                                                   -----------------------------

GROSS PROFIT                                                            908,201          878,673
                                                                   -----------------------------
OPERATING EXPENSES:
Selling expenses                                                        417,679
                                                                                         135,088
General and administrative expenses                                     251,210          352,975
Facility costs                                                          309,770          300,488
                                                                   -----------------------------
    Total operating expenses                                            978,659          788,551
                                                                   -----------------------------

(LOSS) INCOME FROM OPERATIONS                                           (70,458)          90,122

OTHER EXPENSE, NET                                                      (21,061)        (316,653)
                                                                   -----------------------------

LOSS BEFORE BENEFIT FROM INCOME TAXES                                   (91,519)        (226,531)

BENEFIT FROM INCOME TAXES                                                (1,857)         (10,622)
                                                                   -----------------------------
NET LOSS                                                           $    (89,662)    $   (215,909)
                                                                   =============================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.     3

SWK, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY
YEARS ENDED DECEMBER 31, 2003 AND 2002
================================================================================




                                 COMMON                                                    TOTAL
                                  STOCK          (ACCUMULATED        ADDITIONAL        STOCKHOLDERS'
                                 VOTING             DEFICIT)       PAID-IN CAPITAL      DEFICIENCY
                              ---------------------------------------------------------------------
Balance, January 1, 2002      $        100       $    (67,985)      $         --       $    (67,885)

Net loss                                --           (215,909)                --           (215,909)
                              ---------------------------------------------------------------------

Balance, December 31, 2002             100           (283,894)                --           (283,794)

Payments of Accounts Payable
  By a Stockholder                      --                 --             31,504             31,504

Net loss                                --            (89,662)                --            (89,662)
                              ---------------------------------------------------------------------

Balance, December 31, 2003    $        100       $   (373,556)      $     31,504       $   (341,952)
                              =====================================================================






--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.     4

SWK, INC.
STATEMENTS OF CASH FLOWS
================================================================================

                                                                        YEAR ENDED DECEMBER 31,
                                                                    -----------------------------
                                                                        2003             2002
                                                                    -----------------------------
CASH FLOWS PROVIDED BY (USED FOR):
OPERATING ACTIVITIES:
---------------------
  Net loss                                                          $    (89,662)    $   (215,909)
  Adjustments to reconcile net loss to net cash
     (used for) provided by operating activities:
      Depreciation and amortization                                       23,652           22,306
      Gain on disposal of equipment                                          (24)              --
      Bad debt expense                                                     3,450           34,035
  Changes in certain assets and liabilities:
     (Increase) decrease in:
      Restricted cash                                                       (302)            (503)
      Accounts receivable                                                  5,256          (35,154)
      Other receivables                                                    6,800          (39,400)
      Employee loans and exchanges                                         2,943           (3,800)
      Inventories                                                             --           42,087
      Prepaid expenses                                                       653            9,729
      Other assets                                                        (7,089)           1,449
  Increase (decrease) in:
      Accounts payable and accrued expenses                               69,744          153,225
      Customer deposits                                                  (27,873)         (21,822)
      Settlement payable                                                 (18,750)         150,000
                                                                    -----------------------------
          NET CASH (USED FOR) PROVIDED BY OPERATING ACTIVITIES           (31,202)          96,243
                                                                    -----------------------------


INVESTING ACTIVITIES:
---------------------
  Purchase of property and equipment                                      (1,217)         (18,728)
  Proceeds from disposal of equipment                                      1,564               --
                                                                    -----------------------------
          NET CASH PROVIDED BY (USED FOR) INVESTING ACTIVITIES               347          (18,728)
                                                                    -----------------------------

FINANCING ACTIVITIES:
---------------------
  Net proceeds from line of credit                                         3,088            2,011
  Net proceeds from (repayments on) stockholder loans                     (1,100)           5,483
  Principal payments on capital lease obligations                        (15,559)         (17,839)
                                                                    -----------------------------
          NET CASH USED FOR FINANCING ACTIVITIES                         (13,571)         (10,345)
                                                                    -----------------------------

(DECREASE) INCREASE IN CASH AND
CASH EQUIVALENTS                                                         (44,426)          67,170

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                       81,992           14,822
                                                                    -----------------------------

  END OF YEAR                                                       $     37,566     $     81,992
                                                                    =============================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.     5

SWK, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003, 2002 AND 2001
================================================================================
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION:
--------------------------------------------------------------------------------

SWK, Inc. (the "Company") is a New Jersey-based information technology company, value added reseller, and master developer of licensed accounting software. The Company also publishes its own proprietary supply-chain software. The Company sells services and products to various end users, manufacturers, wholesalers and distributor industry clients located throughout the United States.


--------------------------------------------------------------------------------
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
--------------------------------------------------------------------------------

BASIS OF ACCOUNTING:
The accompanying financial statements of the Company have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES:
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS:
For financial statement purposes, cash in demand deposit accounts, money market accounts and all highly liquid investments with an initial maturity of less than three months, when purchased, are considered to be cash equivalents.

ACCOUNTS RECEIVABLE:
The Company utilizes the reserve method of accounting for doubtful trade accounts receivable. The reserves are based on historical experience and management's evaluation of outstanding trade accounts receivable at the end of each year. Management believes that the allowance for doubtful trade accounts receivable at December 31, 2003 is adequate. Management believes that no allowance for doubtful trade accounts receivable is required at December 31, 2002, and 2001.

INVENTORIES:
Inventories consist of software and are stated at the lower of cost or market.

PROPERTY AND EQUIPMENT:
Property and equipment are recorded at cost. Depreciation is computed using straight-line methods calculated to allocate the cost of the assets over their estimated useful lives. The cost and related accumulated depreciation of assets sold or retired are eliminated from the accounts and any gains or losses are reflected in earnings.

CUSTOMER DEPOSITS:
Customer deposits represent amounts prepaid to the Company primarily for future attendance at training seminars and as down payments for longer-term consulting engagements. These amounts are recognized as revenue after the training seminar or consulting engagement is completed.

CUSTOMER LIST:
Customer list is stated at cost. Amortization is computed based upon the estimated useful life, which is three years.

WORK IN PROGRESS:
Work in progress represents revenues that have been earned but not yet billed. The Company has no work in progress at December 31, 2003, 2002 and 2001.

REVENUE RECOGNITION:
The Company recognizes revenues from consulting services as the services are performed. Hardware and software revenues are recognized when the product is shipped to the customer. Support agreement commissions are recognized when payment is received, since the Company has no obligation to perform any further services under the agreement.

--------------------------------------------------------------------------------

SWK, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003, 2002 AND 2001
================================================================================
--------------------------------------------------------------------------------
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (Continued)
--------------------------------------------------------------------------------

ADVERTISING:
Advertising and exhibition costs are expensed in the period incurred. For the years ended December 31, 2003 and 2002, advertising and exhibition costs totaled $52,833 and $66,928, respectively.

INCOME TAXES:
The Company utilizes Financial Accounting Standards Board ("FASB") Statement No. 109, "Accounting for Income Taxes" which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between the financial statement and tax bases of assets and liabilities and net operating losses that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Differences between financial and tax reporting result primarily from capitalized software costs.

SOFTWARE DEVELOPMENT COSTS:
Software development costs incurred prior to the establishment of technological feasibility are charged to expense. Software development costs incurred subsequent to the establishment of technological feasibility are capitalized until the product is available for release to customers. At December 31, 2003, 2002 and 2001, there were no capitalized software development costs on the balance sheets.

SHIPPING AND HANDLING FEES AND COSTS:
All amounts billed to a customer in a sales transaction related to shipping and handling represent revenues earned and are reported as revenue, and the costs incurred by the Company for shipping and handling are included in operating expenses.


--------------------------------------------------------------------------------
NOTE 3 - GOING CONCERN:
--------------------------------------------------------------------------------

The accompanying financial statements have been prepared assuming the Company is a going concern, which assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has suffered recurring losses, the Company experiences a deficiency of cash flow from operations, current liabilities exceed current assets by approximately $433,000 at December 31, 2003, the Company has an accumulated deficit of approximately $374,000 at December 31, 2003 and lacks sufficient liquidity to continue its operations.

These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount of liabilities that might be necessary should the Company be unable to continue in existence.

Continuation of the Company as a going concern is dependent upon achieving profitability. Management plans to achieve profitability by developing new products, obtaining new customers and increasing sales to existing customers. In June 2004, management sold the Company's capital stock to Trey Resources, Inc. ("Trey") (see Note 13). However, there is no assurance that the Company or Trey will be able to raise additional or sufficient capital through equity issuance, debt financing, or other types of financing.

--------------------------------------------------------------------------------

SWK, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003, 2002 AND 2001
================================================================================
--------------------------------------------------------------------------------
NOTE 4 - OTHER RECEIVABLES:
--------------------------------------------------------------------------------

In 2003, management discovered an employee defalcation that had occurred over the course of approximately two years. The former employee was prosecuted and ordered by the court to make full restitution within two years of the court order, dated February 2004. As of the date of this report, the Company has received a portion of the restitution payments, but as there is no definitive payment schedule, the Company is not certain that the total amount will be repaid. For this reason, the Company has recorded a reserve for a portion of this receivable that management believes may be uncollectible. Should additional monies be received, they will be recognized as income in the period in which they are received.


--------------------------------------------------------------------------------
NOTE 5 - PROPERTY AND EQUIPMENT:
--------------------------------------------------------------------------------

At December 31, property and equipment is comprised as follows:

                               USEFUL LIFE        2003           2002           2001
                               --------------------------------------------------------
Equipment                          5 years     $  152,943     $  137,364     $  110,265
Furniture and fixtures             7 years         74,719         66,646         64,078
Leasehold improvements            39 years          3,276             --             --
                               --------------------------------------------------------
                                                  230,938        204,010        174,343
Less: Accumulated
depreciation and amortization                    (145,154)      (123,412)      (101,105)
                               --------------------------------------------------------
  Property and Equipment, Net                  $   85,784     $   80,598     $   73,238
                               ========================================================

Depreciation expense was $23,002 and $22,306 at December 31, 2003 and 2002, respectively.


--------------------------------------------------------------------------------
NOTE 6 - PROFIT SHARING/401(K) PLAN:
--------------------------------------------------------------------------------

The Company sponsors a 401(k) Profit Sharing Plan covering all employees who meet certain age and employment requirements.

The Company may make matching contributions on behalf of each participant equal to a discretionary percentage, to be determined by management, of the participant's elective deferrals.

The Company may also make discretionary profit sharing contributions and qualified non-elective contributions in amounts to be determined by management, to be allocated in proportion to the compensation of those participants eligible to share in the allocations.

The Company's contributions to the 401(k) Plan totaled $22,169, which includes $17,018 related to top heavy requirements and $9,116 for the years ended December 31, 2003 and 2002, respectively.

--------------------------------------------------------------------------------

SWK, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003, 2002 AND 2001
================================================================================
--------------------------------------------------------------------------------
NOTE 7 - LINE OF CREDIT:
--------------------------------------------------------------------------------

At December 31, 2003, the Company has a line of credit from a lender, expiring April 23, 2004, that provides for a maximum borrowing of $110,000 at the prime rate plus 1/2 percent, which was 4.5% at December 31, 2003. The line of credit is secured by substantially all of the Company's assets and the personal guarantee of the stockholders. As of December 31, 2003, 2002, and 2001, the Company had outstanding borrowings of $106,882, $103,794, and $101,783, respectively. The line of credit was extended on the same terms through April 23, 2005.


--------------------------------------------------------------------------------
NOTE 8 - INCOME TAXES:
--------------------------------------------------------------------------------

In 2001, the Company incurred a net operating loss, on a federal tax basis, of approximately $98,000. The Company elected to carry back approximately $92,000 over the previous three years. The remainder is included in the currently available net operating loss carryforwards of approximately $36,000, which expire in 2021 and 2022.

The Company also has available net operating loss carryforwards of approximately $126,000 for New Jersey state income taxes which, due to state law, are deferred until 2004, and expire in 2010.

The net operating loss carryforwards result in deferred tax assets of approximately $14,850 at December 31, 2003, however, a valuation reserve has been recorded for the full amount due to the uncertainty of realization of the deferred tax assets.


--------------------------------------------------------------------------------
NOTE 9 - INCENTIVE COMPENSATION PLAN:
--------------------------------------------------------------------------------

Effective January 1, 2003, the Company instituted an Incentive Compensation Plan for all eligible employees. The Plan shall remain in effect for two years and may be renewed annually thereafter at the Company's option. Incentive compensation payments are paid based on a.) net sales, b.) net profit, c.) billable hours and d.) discretionary payments. The Company expensed approximately $14,125 for the year ended December 31, 2003, related to the Incentive Compensation Plan.


--------------------------------------------------------------------------------

SWK, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003, 2002 AND 2001
================================================================================
--------------------------------------------------------------------------------
NOTE 10 - CAPITALIZED LEASE OBLIGATIONS:
--------------------------------------------------------------------------------

The Company leases computers and office equipment, which have been classified as capitalized leases for financial statement purposes. Depreciation of assets under capital leases is included in depreciation expense. Depreciation charged to income during 2003 and 2002 related to these leases was approximately $13,000 and $11,000.

Capitalized lease obligations are comprised as follows:

                                                             DECEMBER 31,
                                               ----------------------------------------
                                                  2003           2002           2001
                                               ----------     ----------     ----------
Capitalized lease with a financial
institution, payable in monthly
installments of $911 including
interest at 12.726% from September
1999 to August 2002.                           $       --     $       --     $    7,285

Capitalized lease with a financial
institution, payable in monthly
installments of $1,094 including
interest at 20.099% from November
2000 to October 2003.                                  --         10,940         24,068

Capitalized lease with a financial
institution, payable in monthly
installments of $255 including
interest at 14.777% from July 2002
to June 2007.                                      10,744         13,813             --

Capitalized lease with a financial
institution, payable in monthly
installments of $909 including
interest at 10.285% from September
2003 to July 2006.                                 28,167             --             --
                                               ----------------------------------------
                                                   38,911         24,753         31,353
Less: Current maturities (including interest)     (13,973)       (14,009)       (20,413)
                                               ----------------------------------------
                                               $   24,938     $   10,744     $   10,940
                                               ========================================

At December 31, 2003, future minimum payments on these leases are as follows:

    YEAR
    ----
    2004                                       $   13,973
    2005                                           13,973
    2006                                            9,430
    2007                                            1,535
                                               ----------
Total future minimum lease payments                38,911
Less: amount representing interest                 (5,918)
                                               ----------
                                                   32,993
Less: Current maturities                          (10,740)
                                               ----------
                                               $   22,253
                                               ==========


--------------------------------------------------------------------------------

SWK, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003, 2002 AND 2001
================================================================================
--------------------------------------------------------------------------------
NOTE 11 - CONCENTRATION OF CREDIT RISKS:
--------------------------------------------------------------------------------
The Company maintains cash balances at a financial institution located in New Jersey. Amounts at this institution are insured by the Federal Deposit Insurance Corporation up to $100,000. The Company sometimes maintains balances in excess of the insured limits.

--------------------------------------------------------------------------------
NOTE 12 - LEASE COMMITMENTS:
--------------------------------------------------------------------------------
The Company leases office space under an operating lease. At December 31, 2003 future minimum payments on this lease are as follows:

    YEAR
    ----
    2004                       $   104,472
    2005                            69,648
                               -----------
                               $   174,120
                               ===========

Rental expense for the years ended December 31, 2003 and 2002 was approximately $93,215 and $86,916 , respectively. The lease also requires the Company to pay its proportionate share of real estate taxes and common area maintenance, which are included in rent expense. The office lease agreement expires on August 15, 2005. The Company has an option to extend the lease for a period of five years.

The Company sublets a portion of its office on a month-to-month basis for $1,100 per month. This sublease income is netted against rent expense.

--------------------------------------------------------------------------------
NOTE 13 - COMMITMENTS AND CONTINGENCIES:
--------------------------------------------------------------------------------
LETTER OF CREDIT:
The Company has a $17,412 outstanding standby letter of credit issued as a security deposit for its office lease. The letter of credit is collateralized by a $19,545 certificate of deposit which matures on November 1, 2004.

PURCHASE OF CUSTOMER LIST:
Effective July 1, 2003, the Company purchased a network services Customer List from another entity. Consideration for this purchase in the form of commissions is to be paid over a three-year period commencing on the effective date of the agreement. The commission is contingent based on excess commissions up to a specified percentage of the gross profit on all hardware and software sales as well as gross service revenue. During 2003, the Company capitalized $3,900 related to this agreement. Amortization for 2003 was $650.

ACCELERATED SETTLEMENT PAYMENT:
In 2002, the Company settled a claim brought by a former employee for a sum of $225,000 payable over a five year period. Such settlement is personally guaranteed by the stockholders. The settlement stipulates that upon the sale of the Company, the outstanding balance of the settlement sum is to be paid within seven days of the closing of the sale. Therefore, $131,250, the balance owed as of December 31, 2003, was required to be paid by June 8, 2004.

On January 5, 2004, the Company paid $18,750 to the former officer, reducing this balance to $112,500.

ROUTINE LITIGATION MATTERS:
The Company is involved with certain claims and other routine litigation matters in the normal course of business. In the opinion of management, after consultation with legal counsel, the outcome of such matters is not expected to have a material adverse effect on the Company's financial position or results of operations.
--------------------------------------------------------------------------------

SWK, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003, 2002 AND 2001
================================================================================
--------------------------------------------------------------------------------
NOTE 14 - RELATED PARTY TRANSACTIONS:
--------------------------------------------------------------------------------
At December 31, 2003 and 2002, the Company had loans payable to certain stockholders in the amounts of $26 and $1,126, respectively. At December 31, 2001, the Company had loans receivable from certain stockholders in the amounts of $4,357. The loans are non-interest bearing and have no fixed repayment terms.

The Company has corporate credit cards which are utilized to purchase equipment, computer software, travel and entertainment. Such credit cards are personally guaranteed by a stockholder. Amounts included in accrued expenses at December 31, 2003, 2002 and 2001 related to corporate credit cards approximated $65,000, $50,000 and $15,000, respectively.

--------------------------------------------------------------------------------
NOTE 15 - SUPPLEMENTAL CASH FLOWS INFORMATION:
--------------------------------------------------------------------------------
Supplemental cash flow information are summarized as follows:

                                                      DECEMBER 31,
                                               -------------------------
                                                  2003           2002
                                               ----------     ----------
    Interest paid                              $   16,665     $   10,116
                                               ==========     ==========

Significant non-cash transactions are summarized as follows:

                                                      DECEMBER 31,
                                               -------------------------
                                                  2003           2002
                                               ----------     ----------
    Capital lease agreements to finance
      equipment purchases                      $   28,511     $   10,938
                                               ==========     ==========
    Additional paid-in capital related
      to payments of accounts payable by
      a stockholder                            $   31,504     $       --
                                               ==========     ==========

--------------------------------------------------------------------------------
NOTE 16 - SUBSEQUENT EVENTS:
--------------------------------------------------------------------------------
ISSUANCE OF CAPITAL STOCK:
On June 1, 2004, the Company issued 39 shares of its no par common stock to the Company's Chief Executive Officer. Such stock was issued for services rendered which approximated $75,000.

SALE OF THE COMPANY'S CAPITAL STOCK:
On June 2, 2004, Trey acquired all of the issued and outstanding capital stock of the Company, pursuant to an Acquisition Agreement dated as of June 1, 2004. Trey paid the Company's stockholders 2,750,000 shares of Trey Resources, Inc. Class A Common Stock. The Company's stockholders may be entitled to receive as additional consideration more shares of Trey pursuant to a formula based upon the subsidiary's earnings before interest, taxes, depreciation and amortization for the calendar year 2007.

Pursuant to a June 1, 2004 Agreement and Plan of Merger and Reorganization, the Company was merged into a newly formed subsidiary of Trey, becoming the surviving and continuing wholly owned subsidiary of Trey.

ACCELERATED SETTLEMENT PAYMENT:
On June 2, 2004, the remaining balance of $112,500 due to a former employee (see
Note 13) was paid. Trey paid $32,500 as required by the Acquisition Agreement. The remaining $80,000 was borrowed by the Company and paid to the former officer.
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